UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

BARINGTON/HILCO ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36832	47-1455824
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue, 17th Floor

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 974-5710

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On March 16, 2017, Barington/Hilco Acquisition Corp. (the "Company") issued a press release announcing that it had funded an additional 30-day extension of the date by which it must complete a business combination and that the Company has deposited $84,546.73 into its trust account to fund the extension through April 11, 2017.

A copy of the press release issued by the Company announcing the extension is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description

99.1	Press Release dated March 16, 2017

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2017	BARINGTON/HILCO ACQUISITION CORP.

	By:	/s/ Jared L. Landaw
Jared L. Landaw
Secretary

3

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 16, 2017

4